UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

KING RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

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Unit 1813, 18/F, Fo Tan Industrial Centre

26-28 Au Pui Wan Street

Fo Tan, Hong Kong

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on June 27, 2022, the board of directors of King Resources, Inc., a Delaware corporation (“KRFG,” “the Company,” “we” or “us”), and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to change the Company’s name to OneSolution Technology Inc.;
2	Amend the Company’s Certificate of Incorporation to increase the authorized capital stock from 6,085,000,000, consisting of 6,000,000,000 shares of common stock, par value $0.001, and 85,000,000 shares of preferred stock, to 36,100,000,000 consisting of 36,000,000,000 shares of common stock, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001;
3.	Elect not to be governed by Section 203 of the Delaware General Corporation Law; and
4.	Adopt the Amended and Restated Certificate of Incorporation for the purpose of consolidating the amendments to the Company’s Certificate of Incorporation and to conform the par values of the preferred stock.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is June 27, 2022. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders. This information statement will be mailed on or about July 15, 2022, to stockholders of record on June 27, 2022. As such, we expect that the Corporate Actions will be effective on the later to occur of: (i) the date on which the Corporate Actions are approved by the Financial Industry Regulatory Authority; or (ii) no earlier than August 4, 2022 (the “Effective Date”).

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

/s/ FU Wah

FU Wah

Chief Executive Officer, Secretary and Director

June 27, 2022

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KING RESOURCES, INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

King Resources, Inc. is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and the holders of a majority of our outstanding voting capital stock on June 27, 2022, in accordance with the relevant sections of Delaware General Corporation Law of the State of Delaware (the “DGCL”).

This information statement is being mailed on or about July 15, 2022 to stockholders of record on June 27, 2022 (the “Record Date”). The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Exchange Act on the Effective Date. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On June 27, 2022, the board of directors of King Resources, Inc., a Delaware corporation, and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the Corporate Actions as described below:

1.	Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to change the Company’s name to OneSolution Technology Inc.;
2	Amend the Company’s Certificate of Incorporation to increase the authorized capital stock from 6,085,000,000, consisting of 6,000,000,000 shares of common stock, par value $0.001, and 85,000,000 shares of preferred stock, to 36,100,000,000 consisting of 36,000,000,000 shares of common stock, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001;
3.	Elect not to be governed by Section 203 of the Delaware General Corporation Law; and
4.	Adopt the Amended and Restated Certificate of Incorporation for the purpose of consolidating the amendments to the Company’s Certificate of Incorporation and to conform the par values of the preferred stock.

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VOTING AND VOTE REQUIRED

Pursuant to KRFG’s Bylaws and the DGCL, a vote by the holders of at least a majority of KRFG’s outstanding capital stock is required to effect the actions described herein. Each common stockholder is entitled to one vote for each share of common stock held by such stockholder.  As of the Record Date, KRFG had 5,332,802,061 shares of common stock issued and outstanding.  The voting power representing not less than 2,666,401,031 shares of common stock is required to pass any stockholder resolutions. Pursuant to Section 228 of the DGCL, the following stockholders holding an aggregate of 2,835,820,896 shares of common stock, or approximately 53.17% of the issued and outstanding shares of our common stock on the Record Date (the “Majority Stockholders”), delivered an executed written consent dated June 27, 2022, authorizing the Corporate Actions.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Silver Bloom Properties Limited	2,126,865,672	39.88%
FU Wah	708,955,224	13.29%
TOTAL	2,835,820,896	53.17%

NO APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

CORPORATE ACTION NO. 1

On June 27, 2022, the Board and the Majority Stockholders approved by written consent in lieu of a special meeting an amendment to the Company’s Certificate of Incorporation to change the name of the Company to OneSolution Technology Inc. (the “Name Change”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Amendment in order to more accurately reflect the changes in the Company’s business and to enhance the ability of the Corporation to finance the acquisition, expansion, development and or operation of its current and future businesses. After the Effective Date, the Board intends to enter into discussions to acquire one or more additional operating companies. We may also conduct private placements of our securities to secure additional working capital for the Company. Except as set forth above, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

Vote Required

Section 242 of the DGCL provides that proposed amendments to the Certificate of Incorporation must first be adopted by the Board and then approved by the Majority Stockholders. On June 27, 2022, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Amendment. June 27, 2022, or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase to our authorized capital.

The amendment to change our name will not be effective until the Effective Date. No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

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CORPORATE ACTION NO. 2

On June 27, 2022, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Certificate of Incorporation to increase its authorized share capital from 6,085,000,000, consisting of 6,000,000,000 shares of common stock, par value $0.001, and 85,000,000 shares of preferred stock, to 36,100,000,000 consisting of 36,000,000,000 shares of common stock, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001. The proposed amendment to our Certificate of Incorporation is included in the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 1. The general purpose and effect of this amendment to our Certificate of Incorporation is to increase our authorized share capital, which we believe will enhance our ability to finance the development and operation of our business.

Reasons For The Increase In Authorized Capital

Our Board authorized and approved the proposed amendment to our Certificate of Incorporation to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders. We may also conduct one or more private placements of our securities to secure additional working capital for the Company. Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

Effect of the Increase in Authorized Capital; Anti-Takeover Implications

The amendment to our Certificate of Incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue shares of our Common Stock and Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional shares of Common Stock are issued in the future, such issuance will decrease the existing stockholders' percentage equity ownership, dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

Although the increase in authorized capital is prompted by business and financial considerations, stockholders nevertheless should be aware that such increase could facilitate future efforts by our management to deter or prevent a change in control of the Company. By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal. In addition, the increase in authorized shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

We may also conduct one or more private placements of our securities to secure additional working capital for the Company. Except as set forth above and in our other disclosures filed with the Securities and Exchange Commission, the Board has no current plans to use any of the additional shares of Common Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

The amendment to increase our authorized capital will not be effective until the Effective Date. No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

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Anti-Takeover Provisions

Some of the provisions of Delaware law, our Amended Certificate of Incorporation and our Bylaws may have the effect of delaying, deferring or discouraging another person from acquiring control of our company or removing our incumbent officers and directors. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids.  These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.  We believe that the benefits of increased protection against an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals. Among other things, negotiation of such proposals could result in an improvement of their terms.

Our Amended Certificate of Incorporation and Bylaws provide that:

•	Board of Directors Vacancies. Our Amended Certificate of Incorporation and Bylaws authorize only our board of directors to fill vacant directorships, including newly created seats. In addition, the number of directors constituting our board of directors is permitted to be set only by a resolution adopted by a majority vote of our entire board of directors. These provisions would prevent a stockholder from increasing the size of our board of directors and then gaining control of our board of directors by filling the resulting vacancies with its own nominees. This makes it more difficult to change the composition of our board of directors but promotes continuity of management.

•	Stockholder Action; Special Meeting of Stockholders. Our Bylaws provide that special meetings of our stockholders may be called by holders or more than fifty percent (50%) of the shares entitled to vote at a meeting of stockholders, a majority of our board of directors, the chairman of our board of directors, or our chief executive officer.

•	No Cumulative Voting. The Delaware General Corporation Law provides that stockholders are not entitled to the right to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. Our Amended Certificate of Incorporation and Bylaws do not provide for cumulative voting.

•	Issuance of “Blank Check” Preferred Stock. Our board of directors has the authority, without further action by the stockholders, to issue up to 85,000,000 shares of “blank check” preferred stock with rights and preferences, including voting rights, designated from time to time by our board of directors. The existence of authorized but unissued shares of preferred stock enables our board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest, or otherwise;

•	Bylaws Amendments Without Stockholder Approval. Our Bylaws provide that a majority of the authorized number of directors will generally have the power to adopt, amend or repeal our Bylaws without stockholder approval;

•	Broad Indemnity. We are permitted to indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures. This provision may make it more difficult to remove directors and officers and delay a change in control of our management.

These provisions of our Amended Certificate of Incorporation or Bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

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Delaware Anti-Takeover Provisions

Section 203 of the DGCL prohibits public companies from entering into a business combination (including a merger, sale of assets or transfer of stock) with an “interested stockholder” for a period of three years after the person becomes an interested stockholder, unless certain conditions apply. An “interested stockholder” is defined as a person or group of persons who beneficially acquire 15% or more of the outstanding voting stock of the corporation. Section 203 does not apply if the corporation’s board of directors preapproves the transaction by which a stockholder becomes an interested stockholder, or if the subsequent business combination with an interested stockholder is authorized at a stockholder meeting by two-thirds of the corporation’s outstanding voting stock (excluding the stock held by the interested stockholder). Further, a stockholder who acquires 85% or more of the voting stock of a corporation (excluding stock held by directors who are also officers and certain employee stock plans) in the first transaction in which it becomes an interested stockholder is not subject to the three-year waiting period for any subsequent business combination.

A Delaware corporation may amend its certificate of incorporation to “opt out” of Section 203’s anti-takeover protection. The amendment must be approved by the affirmative vote of a majority of the shares entitled to vote, in addition to any other vote required by law, and it must be effected before any stockholder becomes an interested stockholder. Subject to certain exceptions, such amendment will not take effect until twelve months after its adoption.

We intend to amend our Amended Certificate of Incorporation to elect not to be governed by Section 203 of the DGCL to facilitate potential future business combinations regardless of whether such business combinations are with interested stockholders.

CORPORATE ACTION NO. 3

OPT-OUT OF SECTION 203 OF DGCL

On June 27, 2022, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting to elect not to be governed by Section 203 of the Delaware General Corporation Law (the “Opt Out”) and to make conforming amendments to the Bylaws and Certificate of Incorporation of the Corporation.

Delaware Anti-Takeover Law

Section 203 of the Delaware General Corporation Law generally prohibits certain public companies from entering into a business combination (including a merger, sale of assets or transfer of stock) with an “interested stockholder” for a period of three years after the person becomes an interested stockholder, unless certain conditions apply. An “interested stockholder” is defined as a person or group of persons who beneficially acquire 15% or more of the outstanding voting stock of the corporation. Section 203 does not apply if the corporation’s board of directors preapproves the transaction by which a stockholder becomes an interested stockholder, or if the subsequent business combination with an interested stockholder is authorized at a stockholder meeting by two-thirds of the corporation’s outstanding voting stock (excluding the stock held by the interested stockholder). Further, a stockholder who acquires 85% or more of the voting stock of a corporation (excluding stock held by directors who are also officers and certain employee stock plans) in the first transaction in which it becomes an interested stockholder is not subject to the three-year waiting period for any subsequent business combination.

A Delaware corporation may amend its certificate of incorporation to “opt out” of Section 203’s anti-takeover protection. The amendment must be approved by the affirmative vote of a majority of the shares entitled to vote, in addition to any other vote required by law, and it must be effected before any stockholder becomes an interested stockholder. Subject to certain exceptions, such amendment will not take effect until twelve months after its adoption.

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Because we do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders, the restrictions of Section 203 of the Delaware General Corporation Law do not apply to us. However, we have determined to amend our Certificate of Incorporation to elect not to be governed by Section 203 of the DGCL to facilitate potential future business combinations regardless of whether such business combinations are with interested stockholders.

Because we did not elect to be governed by Section 203 of the DGCL in our original Certificate of Incorporation, our election not to be governed by Section 203 of the DGCL will take effect on the Effective Date, and the twelve month waiting period will not apply to us. No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

CORPORATE ACTION NO. 4

ADOPTION OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

On June 27, 2022, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”).

The Restated Certificate consolidates the Company’s Certificate of Incorporation and the proposed amendments set forth in this Information Statement.  The Restated Certificate also amends the par values of all the preferred stock, including the Series A Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock, to par value $0.001 and simplifies the Restated Certificate by removing redundant or repetitive provisions. Except as otherwise described in this Information Statement, the adoption and filing of the Restated Certificate will not have any material impact on our stockholders, other than to simplify and consolidate all the current and proposed articles of our Certificate of Incorporation into one document, eliminate redundant or repetitive provisions and conform the par values of all preferred stock.

The Restated Certificate, a copy of which is attached to this Information Statement as Exhibit 1, will not be effective until the Effective Date.  No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of June 27, 2022, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o King Resources, Inc., Unit 1813, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, Hong Kong.

	Common Stock Beneficially Owned		Series C Preferred Stock Owned
Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series C Preferred Equity
FU Wah (2)	708,955,224	13.29%	–	–
LAU Ping Kee	–	–	–	–
All executive officers and directors as a Group (2 persons)	708,955,224	13.29%	–	–

5% or Greater Stockholders:
Silver Bloom Properties Limited (3)	2,126,865,672	39.88%	–	–
TRX Fundco Inc. (4)	875,000,000	16.41%
Williamsburg Venture Holdings, LLC	525,000,000	9.84%
Lee Ying Chiu Herbert (5)	–	–	30,000,000	100%
All 5% or Greater Stockholders	3,526,865,672	66.13%	30,000,000	100%

________________

(1)	Applicable percentage ownership is based on 5,332,802,061 shares of common stock outstanding as of June 27, 2022, together with securities exercisable or convertible into shares of common stock within 60 days of June 27, 2022. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of June 27, 2022, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Fu Wah was appointed to serve as our Chief Executive Officer, Secretary and director on December 15, 2021.
(3)	Lung Yuen is the sole shareholder and director of Silver Bloom Properties Limited.
(4)	Kevin Price is the Chief Executive Officer of TRX Fundco Inc.
(5)	Lee Ying Chiu Herbert holds 30,000,000 shares of our Series C Preferred Stock. Each one share of Series C Preferred Stock converts into 100 shares of common stock of the Company at the election of the holder, subject to equitable adjustments, and each holder is entitled to 500 votes per share of Series C Preferred Shares.

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CHANGE IN CONTROL

On October 25, 2021, Caren Currier entered into a Stock Purchase Agreement with Lee Ying Chiu Herbert pursuant to which Ms. Currier agreed to sell to Dr. Lee all 30 million shares of Series C Preferred Stock of the Company held by her for aggregate consideration of Four Hundred Ten Thousand Dollars ($410,000). This transaction consummated on November 10, 2021. In connection with the acquisition, Ms. Currier resigned from all her positions with the Company and the following persons were appointed to serve in the positions set forth next to their names:

Name	Position
FU Wah	Chief Executive Officer, Secretary, Director
LAU Ping Kee	Chief Financial Officer, Director

It is our understanding that the purchaser is not U.S. Persons within the meaning of Regulations S. Accordingly, the Shares are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, Regulation D and Regulation S promulgated thereunder.

On December 15, 2021, we acquired 50,000 shares of Powertech Management Limited, a limited liability company organized under the laws of the British Virgin Islands (“Powertech”), representing all of its issued and outstanding securities, from its shareholders Silver Bloom Properties Limited and FU Wah in exchange for 2,835,820,896 shares of our Common Stock. In connection with the acquisition, each of Silver Bloom Properties Limited and FU Wah received 2,126,865,672 and 708,955,224 shares of our Common Stock, respectively. Powertech operates its smart power supply business through its wholly owned subsidiary Powertech Corporation Limited, a limited liability company organized under the laws of Hong Kong. The Company relied on the exemption from registration pursuant to Section 4(2) of, and Regulation D and/or Regulation S promulgated under the Act in selling the Company’s securities to the shareholders of Powertech.

Prior to the Share Exchange, the Company was considered as a shell company due to its nominal assets and limited operation. The transaction will be treated as a recapitalization of the Company.

The Share Exchange between the Company and Powertech on December 15, 2021, was deemed a merger of entities under common control for which FU Wah is the common director and shareholder of both the Company and Powertech. Under the guidance in ASC 805 for transactions between entities under common control, the assets, liabilities and results of operations, are recognized at their carrying amounts on the date of the Share Transfer, which required the retrospective combination of the Company and Powertech for all periods presented.

As a result of our acquisition of Powertech, we entered into the smart power supply business. We intend to make additional acquisitions in the same industry and hope to increase distribution of our products into other territories. We also hope to make opportunistic acquisitions in other industries in the future, regardless of whether such industries relate to the smart power supply business.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the Securities and Exchange Commission.

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GENERAL INFORMATION

KRFG will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. KRFG will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of KRFG’s common stock.

KRFG will deliver only one Information Statement to multiple security holders sharing an address unless KRFG has received contrary instructions from one or more of the security holders. Upon written or oral request, KRFG will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  c/o King Resources, Inc., Unit 1813, 18/F, Fo Tan Industrial Centre, 26-28 Au Pui Wan Street, Fo Tan, Hong Kong, Attn: Secretary.  The Secretary may also be reached by telephone at +852 3585 8905.

ADDITIONAL AND AVAILABLE INFORMATION

KRFG is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: July 5, 2022	By order of the Board of Directors /s/ FU Wah By: FU Wah Its: Chief Executive Officer, Secretary and Director

Exhibit 1: Form of Amended and Restated Certificate of Incorporation of the Company*.

* Filed herewith

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Exhibit 1

AMENDED AND RESTATED

Certificate OF INCORPORATION

OF

KING RESOURCES, INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

King Resources, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.       That the name of this corporation is King Resources, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on September 8, 1995, under the name Arxa International Energy, Inc.

2.       That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

ARTICLE ONE

The name of this corporation is OneSolution Technology Inc. (the “Corporation”).

ARTICLE TWO

The address of the registered office of the Corporation in the State of Delaware is 16192 Coastal Highway, Lewes, Delaware, postal code 19958. The name of its registered agent at such address is Harvard Business Services, Inc.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

ARTICLE FOUR

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 36,100,000,000, consisting of 36,000,000,000 shares of common stock, par value $0.001 (the “Common Stock”), and 100,000,000 shares of preferred stock, par value $0.001 (the “Preferred Stock”).

The following is a statement of the designations and the powers, preferences and powers and rights and the qualifications, limitations or restrictions, of the classes of the stock of the Corporation.

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Preferred Stock

(a)               Issuance in Series. The Preferred Stock may be issue in one or more series, consisting of such series as may be established and designated from time to time by the board of directors as hereinafter provided. The board of directors is hereby vested with authority to establish and designate any unissued shares of the Preferred Stock as additional shares of an existing series of such stock or as a new series of such stock and the voting powers, full or limited, or the absence of voting powers, and the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Preferred Stock of any such new series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the board of directors and stated and expressed in a resolution or resolutions adopted by the board of directors providing for the issuance of the Preferred Stock of such series. Such resolution or resolutions shall (i) specify the series to which such Preferred Stock shall belong; (ii) specify the annual rate of dividends payable on shares of such series; (iii) fix the amount which the holders of shares of such series shall be entitled to be paid in the event of any liquidation dissolution or winding up of the Corporation; (iv) state at what times and under what conditions the shares of such series shall be redeemable and the amount or amounts payable thereon in the event of redemption; and may, in a manner not inconsistent with the provisions of this Article Four (A) limit the number of shares of such series which may be issued, (B) provide for a sinking fund for the purchase or redemption, or a purchase fund for the purchase of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares purchased or otherwise reacquired or redeemed or retired through the operation thereof, and that so long as the Corporation is in default as to such sinking or purchase fund the Corporation shall not (with such exceptions, if any, as may be provided) pay dividends upon or purchase or redeem shares of capital stock ranking junior to the Preferred Stock with respect to dividends or distribution of assets upon liquidation (referred to herein as “stock ranking junior to the Preferred Stock”), (C) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issue of additional Preferred Stock or other capital stock ranking on a parity therewith or prior thereto with respect to dividends or distribution of assets upon liquidation, (D) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, stock ranking junior to the Preferred Stock, (E) grant to the holders of shares of such series the right to convert such shares into shares of stock ranking junior to the Preferred Stock, and (F) grant such other special rights to the holders of shares of such series as the board of directors may determine and as shall not be inconsistent with the provisions of this Article Four; and (v) specify the voting powers, full or limited, or the absence of voting powers that the holders of shares of such series shall have, provided that the holders of the shares of such series shall not have more than one vote for each such share held. The term “fixed for such series” and similar terms as used in this Article Four shall mean stated and expressed in this Article Four or in a resolution or resolutions adopted by the board of directors providing for the issue of the Preferred Stock of the series referred to therein.

(b)               Dividends. The holders of the Preferred Stock of each series shall be entitled to receive, when and as declared by the board of directors, out of any funds legally available therefor, cumulative preferential dividends, in cash, at the rate per annum fixed for such series, and no more, payable quarter yearly on the first days of January, April, July and October in each year to the stockholders of record on the date, not exceeding 40 days preceding each such dividend payment date, fixed for the purpose by the board of directors. Dividends on shares of the Preferred Stock shall accrue from the dividend payment date immediately preceding the date of issuance (unless the date of issuance shall be a dividend payment date, in which case they shall occur from the date), or from such other date or dates as may be fixed in this Article Four or by the board of directors for any series, and shall be cumulative. Each share of the Preferred Stock shall rank on a parity with each other share of the Preferred Stock, irrespective of series, with respect to preferential dividends at the respective rates fixed for such series, and no dividends shall be declared or paid or set apart for payment for the Preferred Stock of any series unless at the same tie a dividend in like proportion to the accrued and unpaid dividends upon the Preferred Stock of each other series shall be declared or paid or set apart for payment, as the case may be, on the Preferred Stock of each other series then outstanding.

(c)               Dividend Restrictions on Junior Stock. So long as any shares of the Preferred Stock are outstanding, the Corporation shall not pay or declare nay dividends whatso ever, whether in cash, stock or otherwise, or make any distribution on the shares of the Common Stock or any other class of stock ranking junior to the Preferred Stock in respect of dividends or distribution of assets upon liquidation, or purchase or retire or otherwise acquire for a consideration any shares of stock ranking junior to the Preferred Stock in respect of dividends or assets, unless all dividends on the Preferred Stock of all series for all past quarter yearly dividends periods shall have been paid or declared and a sum sufficient for the payment therefor set apart, and the full dividends thereon for the then current quarter yearly dividend period shall have been paid or declared.

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(d)               Redemption. The Corporation, at the option of the board of directors, may redeem the Preferred Stock of any series, at the time or times and on the terms and conditions fixed for such series, upon notice duly given as hereinafter provided, by paying therefor in cash the sum fixed for such series together, in each case, with an amount equal to accrued and unpaid dividends thereon. The term “accrued and unpaid dividends” as used herein with respect to the Preferred Stock of any series shall mean dividends on all outstanding shares of the Preferred Stock of such series at the rate fixed for such series, from the date or dates from which such dividends accrued to the date as of which accrued and unpaid dividends are being determined, less the aggregate amount of all dividends theretofore declared and paid or set apart for payment upon such outstanding Preferred Stock.

As least 30 and not more than 60 days’ previous notice of any such redemption of the Preferred Stock shall be mailed, addressed to the holders of record of the shares to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation, and such notice may also be published in a newspaper printed in the English language and published daily for at least five days per calendar week (other than legal holidays) and of general circulation in the Borough of Manhattan, the City of New York, State of New York, and in the City of Houston, State of Texas.

In case of the redemption of only part of the Preferred Stock of any series at the time outstanding, at the option of the board of directors such redemption shall be made pro rata or the shares of such series to be redeemed shall be chosen by lost in such manner as may be prescribed by the board of directors.

If such notice of redemption shall have been duly given by publication as aforesaid, at least 30 days prior to the redemption date, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then from and after the date of redemption, so designated, notwithstanding that any certificate for shares of the Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Preferred Stock so called for redemption shall forthwith on such redemption date cease and terminate except only the right of the holders thereof to receive the redemption price of such shares so to be redeemed but without interest thereon.

The Corporation may, however, prior to the redemption date specified in the notice of redemptions, deposit in trust for the account of the holders of the Preferred Stock to be redeemed, with a bank or trust company in good standing organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, the City of New York, State of New York, or the City of Houston, State of Texas, and having capital surplus, and undivided profits aggregating at least $10,000,000 designated in such notice of redemptions, all funds necessary for such redemptions, together with irrevocable written instructions authorizing such bank or trust company on behalf and at the expense of the Corporation, to cause the notice of redemption to be duly mailed and the publication of such notice to be made as herein provided at least 30 days prior to the redemption date, and to include in said notice of redemption a statement that all funds necessary for such redemption have been so deposited in trust and are immediately available, and thereupon, notwithstanding that any certificate for shares of the Preferred Stock so called for redemption shall not have been surrendered for cancellations all shares of the Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of the Preferred Stock shall forthwith, upon such deposit in trust, cease and terminate, except only the right of the holders thereof to receive from such. Bank or trust company at any time after the time of such deposit, the redemption price of such shares so to be redeemed, and the right, if any, of the holders thereof to convert such shares into other stock of the Corporation.

Any moneys so deposited by the Corporation and unclaimed at the end of six months from the date fixed for such redemption shall be repaid to the Corporation upon its request expressed in a resolution of its board of directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereon. Any moneys deposited by the Corporation which shall not be required for redemption because of the exercise of any right of conversion or exchange subsequent to the date of the deposit and any interest accrued on any moneys so deposited, shall be repaid to the Corporation upon similar request.

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(e)                Liquidation or Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of the Common Stock or any other class of stock of the Corporation ranking junior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, the holders of the Preferred Stock of the respective series shall be entitled to be paid in full the respective amounts fixed for such series, plus n each case a sum equal to accrued and unpaid dividends thereon to the date of payment thereof. After such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the stock of the Corporation ranking junior to the Preferred Stock according to their respective rights, in the event that the assets of the Corporation available for distribution to holders of the Preferred Stock shall not be sufficient to make the payment herein required to be made in full, such assets shall be distributed to the holders of the respective shares of the Preferred Stock pro rata in proportion to the amounts payable hereunder upon each share thereof.

(f)                Status of Shares Redeemed or Retired. Except as otherwise provided in this Article Four or in any resolution of the board directors providing for the issuance of any particular series of the Preferred Stock, shares of the Preferred Stock redeemed or otherwise retired by the Corporation shall assume the status of authorized but unissued Preferred Stoc and may thereafter, subject to the provisions of this Certificate of Incorporation and of any restrictions contained in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, be reissued in the same manner as other authorized but unissued shares of the Preferred Stock.

(g)               Restrictions on Certain Corporation Action. So long as any shares of any series of the Preferred Stock are outstanding (i) the Corporation shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article Four (other than provisions relating exclusively to the shares of the Preferred Stock of a particular series) so as to affect adversely the rights, powers, or preferences of the Preferred Stock, and shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock of such series at the time outstanding, given in person or by proxy, either in writing or by a vote at a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article Four or of any resolution or resolutions relating exclusively to the shares of the Preferred Stock of such series, so as to affect adversely the rights, powers or preferences of the Preferred Stock of such series; (ii) the Corporation shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for that purpose, create or authorize any additional class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation or increase the authorized amount of any additional class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock of any additional class ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation; and (iii) the Corporation shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, create or authorize any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation, or increase the authorized amount of the Preferred Stock or of any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock of any class ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation. Any action specified in this Paragraph (g) as requiring the consent of the holders of at least a specified proportion of the number of shares of the Preferred Stock or of any particular series thereof at the time outstanding or represented at a meeting may be taken with such consent and with such additional vote or consent, if any, of the stockholders as may be from time to time required by this Certificate of Incorporation, as amended from time to time, or by law.

(h)               Voting Rights. Except as otherwise provided herein or by law, the Preferred Stock having voting rights and the Common Stock shall vote together as one class. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for nay stockholder to cumulate his votes in any election of directors.

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Common Stock

(a)               Dividends. Subject to the prior and superior rights of the Preferred Stock with respect to which any such prior and superior rights are provided in this Article Four or by the board of directors as herein authorized, and on the conditions set forth in the foregoing part of this Certificate of Incorporation pertaining to the Preferred Stock or in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the board of directors may be declared and paid on the Common Stock from time to time out of any funds legally available therefor.

(b)               Voting Rights. Each holder of the Common Stock shall be entitled to one vote for each share held and, except as otherwise provided herein or by law, the Common Stock and the Preferred Stock having voting rights shall vote together as a class. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

(c)               Liquidation or Dissolution. After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock according to their respective shares.

Denial of Preemptive Rights

No Stockholder of this Corporation shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any share of any class of this Corporation now or hereafter to be authorized or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class, no or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the board of directors in its discretion may fix; and the board of directors may issue shares of any class of this Corporation, or any notes debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

ARTICLE FIVE

The Corporation hereby elects not to be governed by Section 203 of the Delaware General Corporation Law.

ARTICLE SIX

The number of directors constituting the initial board of directors of the Corporation is six who need not be residents of the State of Delaware or stockholders of the Corporation.

ARTICLE SEVEN

The Corporation is to have perpetual existence.

ARTICLE EIGHT

All of the corporate powers of the Corporation shall be vested in and exercised by a board of directors consisting of the number of directors specified in the bylaws of the Corporation. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

(a)               To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

(b)               To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

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(c)               By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, on in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the bylaws of the Corporation; and unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

(d)               When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Corporation.

ARTICLE NINE

Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may. Be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors in the bylaws of the Corporation.

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agrees to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

ARTICLE TEN

Bylaws of the Corporation may be adopted, amended or repealed by the board of directors or by the affirmative vote of the holders of a majority of the Corporation’s stock, outstanding and entitled to vote at the meeting at which any bylaw is adopted, amended or repealed. Such bylaws may contain any provisions for the regulation and management of the affairs of the Corporation and the rights or powers of its stockholders, directors, officers or employees not inconsistent with statute or this Certificate of Incorporation.

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ARTICLE ELEVEN

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE TWELVE

(a)               To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article Ninth to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Section (a) of Article Twelve shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

(b)               To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law. Any amendment, repeal or modification of the foregoing provisions of this Section (b) of Article Twelve shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

3.       That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the General Corporation Law.

4.       That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this __th day of July, 2022.

By:	/s/ FU Wah
Fu Wah Chief Executive Officer

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